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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 30, 2009

                             REGENT TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

         Colorado                   000-09519                84-0807913
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                              5646 Milton, Suite 722
                               Dallas, Texas 75206
                    (Address of principal executive offices)

                                 (214) 507 9507
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Restricted Stock Grants

On December 30, 2009, the Board of Directors of the Company approved the grant of 225,000 shares of restricted common stock as a continuation of the Restricted Stock Awards approved in 2007.

The Director Restricted Stock Awards are issued to Directors as non-employee grants as there are no employees receiving compensation at this time. The grants are issued without general advertising or solicitation pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

In addition, the Board of Directors approved a stock grant of 1,000,000 shares of restricted common stock to the President as consideration for his continued service without compensation for services rendered to the Company including regulatory filings and fund raising.

Sale of Subsidiary Preferred Stock

Also, on December 30, 2009, the Board of Directors approved the sale to the President by the Company's subsidiary, Regent GLSC Technologies, Inc., an amount of 15,000 shares of its Series A Preferred Stock for $5.00 per share. The acquisition would require a payment of $5,000 plus a promissory note in the amount of $70,000 which would be unsecured but with personal liability. The terms of the note would be interest at 7% per annum, payable monthly, with the principal due on or before the expiration of 24 months. The Board of Directors of Regent GLSC Technologies, Inc., the wholly owned subsidiary of the Company, unanimously approved the sale.

Item 8.01 Other Events

Letter of Intent

On December 30, 2009, the Board of Directors of the Company instructed the President to pursue a non-binding Letter of Intent (LOI) to purchase oil and gas producing properties in conjunction with an industry-experienced investor group. The purchase made, if any, would be pursuant to plans by the the Company to be the operator of the properties and subject to Board approval.

Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits

99.1 Form of Promissory Note


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 11, 2009

                               REGENT TECHNOLOGIES, INC.


                               By: /s/ David A. Nelson
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                                       David A. Nelson
                                       President and Chief Executive Officer